UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2010

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PROPELL CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	000-53488	26-1856569
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

336 Bon Air Center, No. 352

Greenbrae, CA  94904

 (Address of Principal Executive Office) (Zip Code)

(415) 747-8775

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

On June 14, 2010 (the “Date of Merger”), Propell Corporation, a Delaware corporation (the “Registrant”) entered into a merger agreement (the “Merger Agreement”) by and among the Registrant, Designbyhumans.com, a California corporation (“DBH”) and DBH Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Registrant (“Acquisition Sub”). Acquisition Sub was formed on June 10, 2010 for the purpose of pursuing the merger transaction contemplated by the Merger Agreement (the “Merger”). Upon closing of the Merger Agreement, DBH will merge with and into the Acquisition Sub with DBH being the surviving entity. The Merger Agreement was duly considered and approved by the board of directors of the Registrant as well as the board of directors and all of the stockholders of DBH. A copy of the Merger Agreement is incorporated herein by reference and is filed as an exhibit to this Form 8-K.

Certificates of Merger will be filed with the States of Delaware and California consummating the Merger. As a result of the Merger, DBH will become a wholly-owned subsidiary of the Registrant and the shareholders of DBH shall have acquired approximately 45% of the Registrant’s issued and outstanding stock. The Registrant currently has a total of 20,757,575 issued and outstanding shares of Common Stock before conversion of notes outstanding.

DBH’s obligation to consummate the Merger is conditioned upon the Registrant receiving a commitment for financing of at least $1,500,000 and the conversion by all current note holders, other than note holders of Crystal Magic, Inc., of their debt to equity.  Registrant’s obligation to consummate the Merger is conditioned upon DBH having reduced certain of its debt to certain of its stockholders and the conversion by certain stockholders of their debt to equity.

The description of the transactions contemplated by the Merger Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibit filed herewith and incorporated by this reference.

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)

N/A

(b)

N/A

(c)

On June 14, 2010, the Registrant announced the appointment of James Wallace as Secretary of the Company effective immediately.

(d)

N/A

(e) – (f)

N/A

Item 9    -    Financial Statements and Exhibits.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 2.1	Merger Agreement dated June 14, 2010 by and between Propell Corporation, Designbyhumans.com and DBH Acquisition Corporation
Exhibit 99.1	Press Release, dated June 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2010	PROPELL CORPORATION

	By:	/s/ Edward Bernstein
	Name:	Edward Bernstein
	Title:	Chief Executive Officer